CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the incorporation by reference in this Registration Statement of Humboldt Bancorp on Form S-8 of our report dated January 12, 1996 on our audit of the financial statements of Humboldt Bank as of December 31, 1995 and 1994 and for each of the three years in the period ended December 31, 1995.



                                        Richardson & Company


Sacramento, California
May 23, 1996